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                                                                   Exhibit 10.20



                        STOCK PURCHASE AND LOAN AGREEMENT

                                 BY AND BETWEEN

                           THE MIIX GROUP INCORPORATED

                                       AND

                                 DANIEL GOLDBERG

                            DATED: October 9, 1998
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                        STOCK PURCHASE AND LOAN AGREEMENT

                  THIS STOCK PURCHASE AND LOAN AGREEMENT (the "Agreement"), made as of this 9th day of October, 1998, by and between THE MIIX GROUP, INCORPORATED, a Delaware corporation (the "Company"), and DANIEL GOLDBERG (the "Executive").

                                   BACKGROUND

                  WHEREAS, pursuant to the Plan of Reorganization approved by the Commissioner of the New Jersey Department of Banking and Insurance on March 5, 1998 (the "Reorganization"), the Company owns all of the issued and outstanding stock of MIIX Insurance Company; and

                  WHEREAS, as part of the Reorganization, certain policyholders of the Medical Inter-Insurance Exchange of New Jersey will become stockholders of the Company; and

                  WHEREAS, concurrently with the consummation of the Reorganization, the Company intends to sell shares of its common stock through an underwritten public offering (the "IPO"); and

                  WHEREAS, the Company desires to ensure that key members of its senior management share with its stockholders the common goal of achieving long-term growth in the market value of the Company which equals or exceeds the growth of competitive companies in the insurance industry; and

                  WHEREAS, to achieve this objective, the Company requires that upon the consummation of the IPO the Executive purchase that number of shares of common stock of the Company (the "Purchased Shares") having an aggregate purchase price of $1,290,000.00 based on the price per share of the common stock offered in the IPO (the "Purchase Price"); and

                  WHEREAS, the Company intends to make a loan to the Executive in an amount equal to the Purchase Price, and Executive intends to secure such loan with a pledge of the Purchased Shares;

                  NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

                                      TERMS

                  1. Loan.

                           1.1. Loan. Subject to the terms and conditions
hereof, upon the consummation of the IPO, the Company shall lend to the Executive the aggregate principal
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amount of ONE MILLION TWO HUNDRED NINETY THOUSAND DOLLARS ($1,290,000.00) (the
"Loan").

                           1.2. Purpose of Loan. The Executive shall use the
proceeds of the Loan solely for the purpose of purchasing the Purchased Shares pursuant to Section 2 hereof.

                           1.3. Promissory Note. The obligation of the Executive
to repay the Loan shall be evidenced by the Executive's promissory note, substantially in the form attached hereto as Exhibit I (the "Note"), in the original principal amount of ONE MILLION TWO HUNDRED NINETY THOUSAND DOLLARS ($1,290,000.00). The Note shall be dated the date of the purchase of the Purchased Shares, shall mature and become due and payable on the Maturity Date (hereinafter defined) and shall bear interest as set forth in Section 1.4(b).

                           1.4. Principal Payments; Maturity; Interest Rate.

                                    (a) Principal Payments. Unless sooner
accelerated as provided herein, the principal amount of the Loan shall be due and payable in full on the fifth anniversary date of the Note (the "Maturity Date"). Notwithstanding the collateral pledged to the Company pursuant to
Section 3 hereof, Executive shall have personal liability for the full payment of the Loan, together with accrued interest thereon.

                                    (b) Interest Rate and Payment. The principal
amount of the Loan shall bear interest from the date of the Note until the Maturity Date (unless otherwise accelerated as provided herein) at a rate per annum equal to the minimum interest rate necessary to avoid income imputation under the Internal Revenue Code as of the date of the Note. Interest shall be due and payable on the Maturity Date.

                           1.5. Voluntary Prepayments. The Executive shall have
the right to prepay the Loan in whole or in part from time to time, without penalty or premium.

                           1.6. Mandatory Prepayments. In the event that
Executive sells any of the Purchased Shares during the term of the Loan, the Executive shall, within five (5) days of such sale, make a mandatory prepayment of the Loan in an amount equal to the product of the number of Purchased Shares sold and the Purchase Price. In the event that such sale is made on an installment basis, Executive shall make a mandatory prepayment as and when proceeds of the sale are received by the Executive.

                           1.7. Events of Default. Each of the following shall
constitute an event of default (each, an "Event of Default") under this
Agreement:

                                    (a) the failure of the Executive to pay when
due any principal or interest or other amount due hereunder or under the Note.

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                                    (b) any warranty or representation made by
the Executive in this Agreement shall prove to have been false or incorrect on the date as of which made.

                                    (c) the termination of Executive's
employment with the Company for any reason.

                                    (d) the occurrence of any of the following
with respect to the Executive:

                                                     (i)  he shall apply for or
                                                          consent to the
                                                          appointment of a
                                                          receiver, custodian,
                                                          trustee or liquidator
                                                          of all or a
                                                          substantial part of
                                                          his property;

                                                     (ii) he shall make a
                                                          general assignment for
                                                          the benefit of his
                                                          creditors;

                                                     (iii) he shall commence a
                                                          voluntary case under
                                                          the Federal Bankruptcy
                                                          Code; or

                                                     (iv) he shall file a
                                                          petition to take
                                                          advantage of any other
                                                          law providing for the
                                                          relief of debtors.

                           1.8. Remedies Upon Default. Upon the occurrence and
during the continuance of an Event of Default, all indebtedness, obligations and liabilities of the Executive arising hereunder shall, at the option of the Company, become immediately due and payable. The Company may exercise a right of setoff against the Pledged Collateral (as defined below).

                           1.9. Extension of Payment Date. Notwithstanding
anything in Section 1.7(c) hereof to the contrary, in the event that Executive's employment with the Company is terminated and such termination arises from the death, disability or retirement of the Executive or is without Cause, then, at the option of the Executive and upon delivery of written notice to that effect, the obligation to repay the Loan in full, together with accrued interest thereon, may be extended to the second anniversary date of such termination or retirement or the Maturity Date, whichever is longer. For purposes of this Section, the term "Cause" shall have the meaning assigned to it in that certain Employment Agreement dated of even date herewith among the Executive, the Company and New Jersey State Medical Underwriters, Inc.

                  2. Purchase and Sale of Common Stock.

                           2.1. Sale and Purchase. The Company shall, upon the
consummation of the IPO, issue and sell to the Executive, subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, and Executive shall purchase, the Purchased Shares for the Purchase Price.

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                           2.2. Payment of Purchase Price. Upon payment in full
of the Purchase Price, receipt of which shall be deemed acknowledged by the Company at the consummation of the IPO, the Company shall deliver to Executive a stock certificate, registered in the name of Executive, representing the Purchased Shares.

                           2.3. Lock-up. The Executive agrees that, for a one
(1) year period following the date of the issuance of the Purchased Shares, the Executive shall not sell, transfer or otherwise dispose of any of the Purchased Shares without the consent of the Company.

                  3. Collateral.

                           3.1. Pledged Collateral. As security for the
performance of this Agreement and for the prompt and complete payment of the Loan, together with accrued interest thereon, when due (whether at the Maturity Date, by acceleration or otherwise), the Executive hereby grants to the Company the following property (collectively, the "Pledged Collateral"):

                                    (a) the Purchased Shares and the
certificates or instruments representing such stock and all dividends, interest, cash, instruments, and other property from time to time received, receivable, or otherwise distributed or distributable in respect of or in exchange for any or all of such stock;

                                    (b) all proceeds of the foregoing.

                           3.2. Delivery of Purchased Shares. Promptly after his
receipt of stock certificates representing the Purchased Shares, the Executive shall deliver to the Company such stock certificates, together with stock powers duly executed in blank by the Executive.

                           3.3. Voting Rights: Dividends: Etc.

                                    (a) The Executive shall be entitled to
exercise any and all of Executive's voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement; and notwithstanding Section 3.1 but subject to Section 3.3(c) shall be entitled to receive and retain free and clear of the security interest of Company hereunder, any and all of such dividends, interest and other distributions permitted to all other holders of the Company's Common Stock.

                                    (b) The Company shall execute and deliver
(or cause to be executed and delivered) to the Executive all such proxies and other instruments as Executive may reasonably request for the purpose of enabling the Executive to exercise the voting and other rights that he is entitled to exercise pursuant to paragraph (a) above and to receive the dividends, interest and other distributions that he is authorized to receive and retain pursuant to paragraph (a) above.

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                                    (c) Upon the occurrence and during the
continuance of an Event of Default (i) all rights of the Executive to exercise the voting and other consensual rights that he would otherwise be entitled to exercise pursuant to Section 3.3(a) hereof and to receive the dividends, interest and other distributions that he would otherwise be authorized to receive and retain pursuant to Section 3.3(a) hereof shall cease, and all such rights shall thereupon become vested in Company which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive such dividends, interest, and other distributions; and all dividends, interest and other distributions which are received by Executive contrary to the provisions of this paragraph shall be received in trust for the benefit of Company, shall be segregated from other funds of Executive, and shall be forthwith paid over to Company in the same form as so received (with any necessary endorsement).

                           3.4. Further Assurances. Executive agrees that at any
time and from time to time, at the expense of Executive, Executive will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary, or that Company may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Company to exercise and enforce the rights and remedies hereunder with respect to any of the Pledged Collateral.

                           3.5. Transfers and Liens. Executive will not (i)
grant any option with respect to any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral.

                           3.6. Company Appointed Attorney-in-Fact. Executive
hereby appoints Company as Executive's attorney-in-fact, with full authority in the place and stead of Executive and in the name of Executive, from time to time in Company's discretion to take any action and to execute any instrument which Company may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, upon the occurrence and during the continuance of an Event of Default to receive, endorse, and collect all instruments made payable to Executive representing any dividend, interest, or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Company shall not, in its capacity as such attorney-in-fact, be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law, but only for bad faith, willful misconduct or gross negligence. This power, being coupled with an interest, is irrevocable until all obligations under the Note have been fully satisfied.

                           3.7. Company's Duties. The powers conferred on the
Company hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Company shall not have any duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. Without limiting the generality of the foregoing, Company shall not have any responsibility for ascertaining

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or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relating to any Pledged Collateral, whether or not Company has or is deemed to have knowledge of such matters.

                           3.8. Prepayments. In the event of any prepayment,
whether voluntary or mandatory, the Company shall release from the Pledged Collateral, and deliver to the Executive, stock certificates evidencing that number of Purchased Shares which have an aggregate fair market value equal to the amount of the prepayment. In no event, however, shall the remaining Pledged Collateral have a fair market value less than the unpaid principal balance of the Loan and accrued interest thereon.

                           3.9. Transfer of Title. After the occurrence and
during the continuance of an Event of Default, Company shall have the right, at any time in its discretion without further notice to Executive, to transfer to or to register in the name of Company or its nominees, any or all of the Pledged Collateral. In addition, upon the occurrence and during the continuance of an Event of Default, Company shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

                           3.10. Termination. The provisions of this Section 3
shall terminate upon payment in full of the Loan, together with accrued interest thereon, at which time the Company shall promptly deliver to Executive stock certificates evidencing the Purchased Shares remaining in its possession.

                  4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Executive as follows:

                           4.1. Organization. The Company (a) is a corporation
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and (b) has all requisite corporate power and authority to execute, deliver and perform this Agreement.

                           4.2. Authorization of Agreement.

                                    (a) The execution, delivery and performance
by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company, and this Agreement constitutes the valid and binding obligation of the Company.

                                    (b) The issuance, sale and delivery of the
Purchased Shares have been duly authorized by all requisite corporate action of the Company, and when issued, sold and delivered in accordance with this Agreement, the Purchased Shares will be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive or any other similar rights of the stockholders of the Company or others.

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                           4.3. SEC Registration Statement. The Company has made
available to the Executive, in the form filed with the SEC and as amended prior to the date hereof, the Form S-1 Registration Statement (Registration No. 333-59371) (the "Registration Statement"). The Registration Statement complies as to form in all material respects with the requirements of the Securities Act of 1933 (the "Securities Act") and the rules and regulations thereunder, and did not, on the date when it was declared effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in light of the circumstances under which they were made not misleading.

                  5. Representations of the Executive. The Executive represents, warrants and covenants to the Company that:

                                    (a) Executive has the full power and
authority and has full legal right to execute and deliver this Agreement and the Note, to perform, observe and comply with all of his agreements and obligations under each of this Agreement and the Note and to obtain the proceeds of the Loan contemplated by this Agreement;

                                    (b) Executive has duly executed and
delivered this Agreement and this Agreement constitutes the valid and binding obligation of Executive, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium or similar laws affecting creditors' rights or by general principles of equity;

                                    (c) Executive is acquiring the Purchased
Shares for his own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act;

                                    (d) Executive understands that the Purchased
Shares have not been and shall not be registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act; and any subsequent disposition thereof must be registered under the Securities Act must be exempt from registration;

                                    (e) Executive understands that: (i) the
exemption from registration afforded by Rule 144 (the provisions of which are known to him) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if and when applicable, Rule 144 may only afford the basis for sales in limited amounts; and (ii) the Company is under no obligation to register the Purchased Shares on behalf of the Executive or to assist the Executive in complying with any exemption from registration;

                                    (f) he is an accredited investor as defined
in Rule 501(a) promulgated under the Securities Act.

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                  6. Certain Restrictions.

                           6.1. Legend. The certificate for the Purchased Shares
shall bear the following legend:

                                     "THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SET FORTH IN THAT CERTAIN STOCK PURCHASE AND LOAN AGREEMENT BY AND BETWEEN THE COMPANY AND DANIEL GOLDBERG."

                           6.2. Opinion. Company agrees to reimburse Executive
for the cost of obtaining any opinion required by the above legend.

                  7. Miscellaneous.

                           7.1. Amendments, Indulgences, Etc. No amendment or
waiver of any provision of this Agreement nor consent to any departure by Executive herefrom shall in any event be effective unless the same shall be in writing and signed by Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of Company in the exercise of any right, power, or remedy under this Agreement shall constitute a waiver thereof, or prevent the exercise thereof in that or any other instance.

                           7.2. Addresses for Notices. All notices and other
communications provided for hereunder shall be in writing and, if to Executive, mailed or telefaxed or delivered to them at the addresses therefor shown at the time in Company's records, and, if to Company, mailed or delivered to it at Two Princess Road, Lawrenceville, New Jersey 08648.

                           7.3. Continuing Security Interest. This Agreement
creates a continuing security interest in the Pledged Collateral and shall be binding upon Executive, and his heirs, executors, administrators, successors, and assigns and inure to the benefit of Company and its successors, transferees and assigns. The execution and delivery of this Agreement shall in no

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manner impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Note and no security taken hereafter as security for payment or performance of the Note shall impair in any manner or affect this Agreement or the security interest granted hereby, all such present and future additional security to be considered as cumulative security. Any of the Pledged Collateral may be released from this Agreement without altering, varying, or diminishing in any way this Agreement or the security interest granted hereby as to the Pledged Collateral not expressly released, and this Agreement and such security interest shall continue in full force and effect as to all of the Pledged Collateral not expressly released.

                           7.4. Governing Law; Consent to Jurisdiction; Etc.
This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to contracts made and wholly performed within New Jersey. Executive consents to the jurisdiction of the courts of New Jersey and of the courts of the United States sitting in New Jersey in any litigation concerning this Agreement, and Executive waives any objection based on venue or inconvenient forum. Unless otherwise defined herein, terms defined in the Uniform Commercial Code as in effect on the date hereof are used herein as therein defined as of such date.

                           7.5. Counterparts. This Agreement may be executed in
any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                           7.6. Severability. The provisions of this Agreement
are independent of and separable from each other, and no such provision, shall be altered or rendered invalid or unenforceable by virtue of the fact that for any reason any other such provision may be invalid or unenforceable in whole or in part.

                           7.7. Headings. The section headings of this Agreement
are for convenience only, form no part of this Agreement and shall not affect its interpretation.

                           7.8. Entire Agreement. This Agreement sets forth all
of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

                  8. Closing Certificates.

                                    (a) It shall be a condition to the
obligations of the Executive hereunder that, simultaneously with the execution of the Note, the Company shall deliver to the Executive a certificate stating that (i) at and as if made on the date thereof, the representations made by the Company in Section 4 are true and complete and (ii) since the effective date of the Registration Statement, the Company's financial condition, operations and business have not experienced a material adverse change.

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                                    (b) It shall be a condition to the
obligations of the Company hereunder that, simultaneously with the execution of the Note, the Executive shall deliver to the Company a certificate stating that
(i) at and as if made on the date thereof, the representations made by the Executive in Section 5 are true and complete, and (ii) the Note has been duly executed and delivered by the Executive, and the Note constitutes a valid and binding obligation of the Executive enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium or similar laws affecting creditors' rights or by general principles of equity.

                  IN WITNESS WHEREOF, the undersigned intending to be legally bound, have executed this Agreement as of the date first above written.

                                  /s/ Daniel Goldberg
                                  ---------------------------------------(L.S.)
                                  Daniel Goldberg

                                  THE MIIX GROUP INCORPORATED

                                  By: /s/ Vincent A. Maressa
                                     ------------------------------------------
                                    Name: Vincent A. Maressa
                                    Title: Director

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                                                                       EXHIBIT I

                                 PROMISSORY NOTE

$1,290,000.00                                              Princeton, New Jersey
                                                                __________, 1998

                  The Undersigned, for value received and intending to be legally bound, promises to pay to the order of THE MIIX GROUP, INCORPORATED (the "Lender"), as and when due as set forth in the Stock Purchase and Loan Agreement dated the date hereof between the Undersigned and Lender (as such agreement may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"), the principal sum of ONE MILLION TWO HUNDRED NINETY THOUSAND DOLLARS ($1,290,000.00). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

                  The undersigned further promises to pay to the order of Lender interest on the unpaid principal amount of the Loan from the date hereof until such amounts have been repaid in full. Interest shall be at the annual rate of __ percent (__%) and shall be due and payable on the Maturity Date (unless accelerated sooner under the terms of the Loan Agreement).

                  This is the Note mentioned in, and is entitled to the benefits of, the Loan Agreement.

                  This Note may be prepaid at any time, in whole or in part, without premium or penalty. All payments in respect of this Note shall be applied first to accrued interest and then to principal outstanding hereunder. Mandatory prepayments shall be required from time to time pursuant to Section
1.6 of the Loan Agreement.

                  This Note shall be deemed to be a contract made under the laws of the State of New Jersey and shall be construed in accordance with the laws of said state without giving effect to principals of conflicts of law.

                  This Note shall be binding upon the undersigned and his heirs, executors, administrators, transferees and assigns and the terms hereof shall inure to the benefit of lender and its successors and assigns, including subsequent holders hereof.

                  The undersigned hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note except any notice expressly required in the Loan Agreement.

                  IN WITNESS WHEREOF, the undersigned executes this Note on the day and year first above written.

                                  By:                                     (L.S.)
                                     --------------------------------------
                                     Daniel Goldberg